      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 17, 1996


                                                       REGISTRATION NO. 333-3200
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------
                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                          (Issuer of the Certificates)

             BANK OF AMERICA NATIONAL TRUST                                 BANK OF AMERICA, FSB
                AND SAVINGS ASSOCIATION
                                   (ORIGINATORS OF THE TRUSTS DESCRIBED HEREIN)
                     UNITED STATES                                             UNITED STATES
            (State or other jurisdiction of                           (State or other jurisdiction of
             incorporation or organization)                            incorporation or organization)
                       94-1687665                                                91-0221850
        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)                   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                 555 CALIFORNIA STREET                                     555 CALIFORNIA STREET
            SAN FRANCISCO, CALIFORNIA 94104                           SAN FRANCISCO, CALIFORNIA 94104
                     (415) 622-3530                                            (415) 622-2220
                               (Address, including zip code, and telephone number,
                      including area code, of each registrant's principal executive offices)
                                                CHERYL A. SOROKIN
                                             BANKAMERICA CORPORATION
                                              BANK OF AMERICA CENTER
                                              555 CALIFORNIA STREET
                                         SAN FRANCISCO, CALIFORNIA 94104
                                                  (415) 622-3530
       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                                    COPIES TO:
                Ellen R. Marshall, Esq.                                   Andrea B. Sudmann, Esq.
                Morrison & Foerster LLP                                   Bank of America National
               19900 MacArthur Boulevard                               Trust and Savings Association
                Irvine, California 92715                                  555 South Flower Street
                     (714) 251-7500                                    Los Angeles, California 90071
                                                                               (213) 228-5678

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement
    If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box:
/ /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /X/
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the registration statement number of the earlier effective registration statement for the same offering. / / ________________
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the registration statement number of the earlier effective registration statement for the same offering. / / ________________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

                                                          PROPOSED MAXIMUM  PROPOSED MAXIMUM
         TITLE OF SECURITIES              AMOUNT TO BE     OFFERING PRICE      AGGREGATE         AMOUNT OF
           TO BE REGISTERED                REGISTERED        PER UNIT*       OFFERING PRICE   REGISTRATION FEE
BankAmerica Manufactured Housing
  Contract Trust Pass-Through
  Certificates........................  $500,000,000.00         100%          $500,000,000     $172,414.00(1)

* Estimated solely for the purpose of calculating the registration fee.
(1) $345 of which was previously paid.
                            ------------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Francisco, State of California, on May 16, 1996.


                                        BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as
                                          Originator of the Trust and Registrant

                                        By:         /s/ RAYMOND R. PETERS

                                           -------------------------------------
                                                     Raymond R. Peters
                                            GROUP EXECUTIVE VICE PRESIDENT AND
                                                         TREASURER

                               POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed on May 16, 1996 by the following persons or their respective attorneys-in-fact in the capacities indicated.


                      SIGNATURE                                                   TITLE
- ------------------------------------------------------  ---------------------------------------------------------

                /s/ DAVID C. COULTER*
     -------------------------------------------        President, Chief Executive Officer and Director
                   David C. Coulter                      (Principal Executive Officer)

               /s/ MICHAEL E. O'NEILL*
     -------------------------------------------        Chief Financial Officer
                  Michael E. O'Neill                     (Principal Financial Officer)

                /s/ JAMES H. WILLIAMS*
     -------------------------------------------        Chief Accounting Officer
                  James H. Williams                      (Principal Accounting Officer)

               /s/ JOSEPH F. ALIBRANDI*
     -------------------------------------------        Director
                 Joseph F. Alibrandi

                  /s/ JILL E. BARAD*
     -------------------------------------------        Director
                    Jill E. Barad

                /s/ PETER B. BEDFORD*
     -------------------------------------------        Director
                   Peter B. Bedford

                /s/ ANDREW F. BRIMMER*
     -------------------------------------------        Director
                  Andrew F. Brimmer

                /s/ RICHARD A. CLARKE*
     -------------------------------------------        Director
                  Richard A. Clarke

                      SIGNATURE                                                   TITLE
- ------------------------------------------------------  ---------------------------------------------------------
                  /s/ TIMM F. CRULL*
     -------------------------------------------                                Director
                    Timm F. Crull

               /s/ KATHLEEN FELDSTEIN*
     -------------------------------------------                                Director
                  Kathleen Feldstein

                 /s/ DONALD E. GUINN*
     -------------------------------------------                                Director
                   Donald E. Guinn

                /s/ PHILIP M. HAWLEY*
     -------------------------------------------                                Director
                   Philip M. Hawley

               /s/ FRANK L. HOPE, JR.*
     -------------------------------------------                                Director
                  Frank L. Hope, Jr.

             /s/ IGNACIO E. LOZANO, JR.*
     -------------------------------------------                                Director
                Ignacio E. Lozano, Jr.

                /s/ WALTER E. MASSEY*
     -------------------------------------------                                Director
                   Walter E. Massey

                 /s/ JOHN M. RICHMAN*
     -------------------------------------------                                Director
                   John M. Richman

              /s/ RICHARD M. ROSENBERG*
     -------------------------------------------                                Director
                 Richard M. Rosenberg

                /s/ A. MICHAEL SPENCE*
     -------------------------------------------                                Director
                  A. Michael Spence

           *By          /s/ ANDREA SUDMANN
        --------------------------------------
                 Andrea Sudmann, Esq.
                   Attorney-in-Fact

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in San Francisco, State of California, on May 16, 1996.


                                          BANK OF AMERICA, FSB, as
                                            Originator of the Trust and
                                          Registrant

                                          By:       /s/ RAYMOND R. PETERS

                                            ------------------------------------
                                                     Raymond R. Peters
                                                         TREASURER

                               POWER OF ATTORNEY


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed on May 16, 1996 by the following persons or their respective attorneys-in-fact in the capacities indicated.


                       SIGNATURE                                                   TITLE
- --------------------------------------------------------  --------------------------------------------------------

                 /s/ DAVID C. COULTER*
      --------------------------------------------        Chief Executive Officer and Director
                    David C. Coulter                       (Principal Executive Officer)

                /s/ MICHAEL E. O'NEILL*
      --------------------------------------------        Chief Financial Officer and Director
                   Michael E. O'Neill                      (Principal Financial Officer)

                 /s/ JAMES H. WILLIAMS*
      --------------------------------------------        Controller (Principal Accounting Officer)
                   James H. Williams

                 /s/ KATHLEEN J. BURKE*
      --------------------------------------------        Director
                   Kathleen J. Burke

                   /s/ LUKE S. HELMS*
      --------------------------------------------        Director
                     Luke S. Helms

                  /s/ JACK L. MEYERS*
      --------------------------------------------        Director
                     Jack L. Meyers

                 /s/ MICHAEL J. MURRAY*
      --------------------------------------------        Director
                   Michael J. Murray

                /s/ THOMAS E. PETERSON*
      --------------------------------------------        Director
                   Thomas E. Peterson

                       SIGNATURE                                                   TITLE
- --------------------------------------------------------  --------------------------------------------------------

                 /s/ MICHAEL E. ROSSI*
      --------------------------------------------                                Director
                    Michael E. Rossi

                  /s/ MARTIN A. STEIN*
      --------------------------------------------                                Director
                    Martin A. Stein

            *By:          /s/ ANDREA SUDMANN
        ----------------------------------------
                  Andrea Sudmann, Esq.
                    Attorney-in-Fact